Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (“Agreement”), dated as of June __, 2007, is made by and between AFTERSOFT GROUP, INC., a Delaware corporation (“Company”), and the investors identified on Schedule A (each such investor is an “Investor,” and all such investors are, collectively, the “Investors”).

RECITALS

A. WHEREAS, In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Initial Investors Units consisting of common stock and warrants to acquire common stock.

B. WHEREAS, To induce the Initial Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

1. Definitions.

(a) As used in this Agreement, the following terms shall have the following meaning:

(i) “Business Day” means any day that is not a Saturday, Sunday, or legal holiday in the State of New York when commercial banking institutions are required to be closed.

(ii) “Closing Date” means the date of this Agreement.

(iii) “Investor” and “Investors” have the meaning set forth in the preamble to this Agreement. An “Initial Investor” is deemed to be such Investor who purchases securities pursuant to the Securities Purchase Agreement and not a transferee.

(iv) “Potential Material Event” means any of the following: (a) possession by the Company of material information not ripe for disclosure in a Registration Statement (as defined below), which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the Registration Statement would be detrimental to the business and affairs of the Company, or (b) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a Registration Statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the Registration Statement would be materially misleading absent the inclusion of such information

(v) “Register”, “registered” and “registration” refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a delayed or continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the “SEC”).

(vi) “Registrable Securities” means such securities comprising the Units, including the Common Stock and Warrant Shares issued or issuable upon exercise of the Warrants (as such terms are defined in the Securities Purchase Agreement).

(vii) “Registration Statement” means a registration statement of the Company under the Securities Act.

(viii) “Rule 144” means Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”).

(b) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

2. Registration.

(a) Mandatory Registration. The Company shall, on the date six (6) months from the later of the (i) closing of the Securities Purchase Agreement or (ii) the SEC’s having declared the registration statement on Form SB-2 (File No. 333-140758) (or any amendment thereto) effective (the “Mandatory Registration Date”), file with the Commission a Registration Statement (the “Mandatory Registration Statement”), no later than thirty (30) days from such Mandatory Registration Date (the “Mandatory Filing Date”), covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Mandatory Registration Statement required hereunder shall be on Form S-1, Form SB-2 or Form S-3 (as the Company may then qualify to use), except if the Company is not then eligible to register for resale the Registrable Securities on Form S-1, Form SB-2 or Form S-3, in which case the Mandatory Registration Statement shall be on another appropriate form in accordance herewith. The Mandatory Registration Statement required hereunder shall contain the Plan of Distribution, attached hereto as Annex A (which may be modified to respond to comments, if any, received by the Commission). The Company shall use its best efforts to cause the Mandatory Registration Statement to become effective, no later than one hundred twenty (120) days after the Mandatory Filing Date, (the “Mandatory Effectiveness Date”) and remain effective as provided herein. The Company shall use its best efforts to cause the Mandatory Registration Statement to be declared effective under the Securities Act.

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The Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2:

(1) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; or

(2)  during the period starting with the date sixty (60) days prior to the Company’s estimated date of filing of, and ending on the date six months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction, or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

(b) Filing Default Damages. If the Mandatory Registration Statement is not filed on or prior to the Mandatory Filing Date, then the Company shall pay to the Investors holding Registrable Securities, for each thirty (30) day period of such failure (or any portion thereof) and until the date a Mandatory Registration Statement or Demand Registration Statement (as the case may be) is filed and/or the Registrable Securities may be sold pursuant to Rule 144(k), as the case may be, an amount in cash, as liquidated damages and not as a penalty, equal to two (2%) percent of the Purchase Price paid by the Investors for the Units. The maximum liquidated damages shall be equal to 15% of the Purchase Price. If the Company fails to pay any partial liquidated damages pursuant to this Section 2(b) in full within five (5) days of the date payable, the Company shall pay interest thereon at a rate of 15% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Investors, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

(c) Effectiveness, Etc. Default Damages. If a Mandatory Registration Statement is not declared effective by the Commission on or prior to the Mandatory Effectiveness Date, or the Commission declared any such Registration Statement effective, but the Investors of Registrable Securities cannot sell such Registrable Securities thereunder, for any reason or no reason, then the Company shall pay to the Investor, for each thirty (30) day period (or any portion thereof) until the Registration Statement is declared effective (or the Investors in Registrable Securities can sell thereunder, as the case may be), an amount in cash equal to one (2%) percent of the Purchase Price paid by the Investors for the Units, up to a maximum of 15%. Notwithstanding the foregoing, the Company shall not be responsible to pay any penalties if the delay in effectiveness is the result of any comment relating to Rule 415, provided that the Company is working diligently to cause such effectiveness.

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3. Obligation of the Company. In connection with the registration of the Registrable Securities set forth in Section 2 above, the Company shall cause each of the following:

(a) Keep the Registration Statement continuously effective at all times until the earliest of (i) the date when the Investors may sell all Registrable Securities under Rule 144(k) without volume limitations, or (ii) the date the Investors no longer own any of the Registrable Securities (collectively, the “Registration Period”), which Registration Statement (including any amendments or supplements, thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until the expiration of the Registration Period;

(c)  Notify Investors (and, in the case of Section 3(c)(i)(A) below, not less than one (1) Business Day prior to such filing) and (if requested by any such person) confirm such notice in writing no later than one (1) Business Day following the day (i): (A) when a prospectus or any prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) whenever the SEC notifies the Company whether there will be a “review” of such Registration Statement; (C) whenever the Company receives (or a representative of the Company receives on its behalf) any oral or written comments from the SEC with respect to a Registration Statement (copies or, in the case of oral comments, written or oral summaries of such comments shall be promptly furnished by the Company to counsel appointed by the investors (“Investors’ Counsel”)); and (D) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to the Registration Statement or the prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) if at any time any of the representations or warranties of the Company contained in any agreement (including any securities purchase agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (vi) of the occurrence of any event that to the knowledge of the Company makes any statement made in the Registration Statement or the prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, the prospectus or other documents so that, in the case of the Registration Statement or the prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In addition, the Company shall furnish Investors’ Counsel with copies of all intended written responses to the comments contemplated in clause (C) of this Section not later than one (1) Business Day in advance of the filing of such responses with the SEC so that the Investors shall have the opportunity to comment thereon;

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(d) Furnish to the Investors (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and the prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents, as the Investors may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investors;

(e) Use all diligent efforts to (i) register and/or qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investors may reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualification in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (B) subject itself to general taxation in any such jurisdiction, (C) file a general consent to service of process in any such jurisdiction, (D) provide any undertakings that cause more than nominal expense or burden to the Company or (E) make any change in its charter or by-laws or any then-existing contracts, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

(f) As promptly as practicable after becoming aware of such event, notify the Investors of the occurrence of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (“Registration Default”), and use all diligent efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and any other necessary steps to cure the Registration Default, and deliver a number of copies of such supplement or amendment to the Investors as the Investors may reasonably request;

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(g) As promptly as practicable after becoming aware of such event, notify the Investors (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

(h) Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Investors in writing of the existence of a Potential Material Event (“Blackout Notice”), the Investors shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Investors receive written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that (a) the Company may not so suspend the right to such holders of Registrable Securities for more than three (3) ten (10) day periods in the aggregate during any 12-month period (“Blackout Period”) with at least a ten (10) Business Day interval between such periods, during the periods the Registration Statement is required to be in effect, or (b) that if such Blackout Period exceeds the permitted ten (10) day periods, the Company shall pay damages of 1% of the cost of all common stock then held by the Investors for each fifteen (15) day period or portion thereof, beginning on the date of the suspension;

(i) Cooperate with the Investors to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Investors may reasonably request and registration in such names as the Investors may request; and, within five (5) Business Days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors) an appropriate instruction and opinion of such counsel, if so required by the Company’s transfer agent; and

(j) Take all other reasonable actions necessary to expedite and facilitate distribution to the Investors of the Registrable Securities pursuant to the Registration Statement.

4. Obligations of the Investors. In connection with the registration of the Registrable Securities, each Investor shall have the following obligations;

(a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of the Investor that the Investor shall timely furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall timely execute such documents in connection with such registration as the Company may reasonably request.

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(b) The Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder; and

(c) The Investor agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Sections 3(g), 3(h) or 3(i) above, the Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Investor receives the copies of the supplemented or amended prospectus, or notice, contemplated by Sections 3(g), 3(h) or 3(i) and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

5. Expenses of Registration.

(a) All reasonable expenses incurred in connection with Registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all Registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company shall be borne by the Company.

(b) Except as otherwise provided for in Schedule 5(b), the Company has not previously entered into any agreement granting any registration rights with respect to any of its securities to any person.

Except as otherwise provided for in this Section 5, and without limiting the generality of the foregoing, without the written consent of the Investors, the Company shall not grant to any person the right to request the Company to Register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Investors set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement or the Purchase Agreement.

6. Indemnification. After Registrable Securities are included in a Registration Statement under this Agreement:

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(a) To the extent permitted by law, the Company will indemnify and hold harmless, the Investor(s), the directors, if any, of the Investor(s), the officers, if any, of the Investor(s), each person, if any, who controls Investor(s) within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (each, an “Indemnified Person”), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, “Claims”) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being collectively referred to as “Violations” or individually a “Violation”). The Company shall reimburse the Investor(s) promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (i) apply to any Claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (ii) with respect to any preliminary prospectus, inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (iii) be available to the extent such Claim is based on a failure of the Investors to deliver or cause to be delivered the prospectus made available by the Company; or (iv) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. The Investor(s) will indemnify the Company, its officers, directors and agents (including legal counsel) against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Investor(s), expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions set forth in the previous sentence. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person or indemnified party.

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(b) Promptly after receipt by an Indemnified Person under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person, as the case may be; provided, however, that an Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Investor(s) selected by the Investor(s). The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8. Reports under Exchange Act. With a view to making available to the Investors the benefits of Rule 144, the Company agrees to use its reasonable best efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act;

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(c) furnish to the Investors so long as the Investors own Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company solely if unavailable by EDGAR, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration; and

(d)  at the request of any Investor of Registrable Securities, give its transfer agent irrevocable instructions (supported by an opinion of Company counsel, if required or requested by the transfer agent) to the effect that, upon the transfer agent’s receipt from such Investor of:

(i) a certificate (a “Rule 144 Certificate”) certifying (A) that such Investor has held the shares of Registrable Securities which the Investor proposes to sell (the “Securities Being Sold”) for a period of not less than (1) year and (B) as to such other matters as may be appropriate in accordance with Rule 144 under the Securities Act, and

(ii) an opinion of counsel acceptable to the Company (for which purposes it is agreed that the initial Investor’s Counsel shall be deemed acceptable if such opinion is not given by Company Counsel) that, based on the Rule 144 Certificate, Securities Being Sold may be sold pursuant to the provisions of Rule 144, even in the absence of an effective Registration Statement, the transfer agent is to effect the transfer of the Securities Being Sold and issue to the buyer(s) or transferee(s) thereof one or more stock certificates representing the transferred Securities Being Sold without any restrictive legend and without recording any restrictions on the transferability of such shares on the transfer agent’s books and records (except to the extent any such legend or restriction results from facts other than the identity of the Investor, as the seller or transferor thereof, or the status, including any relevant legends or restrictions, of the shares of the Securities Being Sold while held by the Investor). If the transfer agent requires any additional documentation at the time of the transfer, the Company shall deliver or cause to be delivered all such reasonable additional documentation as may be necessary to effectuate the issuance of an unlegended certificate.

9. Miscellaneous.

(a) Registered Owners. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

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(b) Rights Cumulative; Waivers. The rights of each of the parties under this Agreement are cumulative. The rights of each of the parties hereunder shall not be capable of being waived or varied other than by an express waiver or variation in writing. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

(c) Benefit; Successors Bound. This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights, and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their heirs, executors, administrators, representatives, successors, and permitted assigns.

(d) Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof. There are no promises, agreements, conditions, undertakings, understandings, warranties, covenants or representations, oral or written, express or implied, between them with respect to this Agreement or the matters described in this Agreement, except as set forth in this Agreement and in the other documentation relating to the transactions contemplated by this Agreement. Any such negotiations, promises, or understandings shall not be used to interpret or constitute this Agreement.

(e) Assignment. The rights to have the Company register the Registrable Securities pursuant to this Agreement may be assigned by the Investor(s) to any transferee or assignee (the “Transferee”), only if: (a) the Transferee is an Accredited Investor under Regulation D not in competition with the Company; (b) the Company receives a legal opinion in form and substance satisfactory to the Company that the proposed transfer complies with federal and state securities laws and does not adversely effect the validity of the transactions executed (or to be executed) under this Agreement and the Purchase Agreement under federal and state securities laws; (c) the assignment requires that the Transferee be bound by all of the provisions contained in this Agreement, and the Investors, the Company and the Transferee enter into a written agreement, which shall be enforceable by the Company against the Transferee and by the Transferee against the Company, to assign such rights; and (d) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws. Prior to the assignment the Company shall have the right to perform its own due diligence regarding the Transferee and have the right to approve the assignment, provided that such approval shall not be unreasonably withheld. In the event of any delay in filing or effectiveness of the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay.

(f) Amendment. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors. Any amendment or waiver effected in accordance with this Section 9(f) shall be binding upon the Company and any subsequent Transferees.

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(g) Severability. Each part of this Agreement is intended to be severable. In the event that any provision of this Agreement is found by any court or other authority of competent jurisdiction to be illegal or unenforceable, such provision shall be severed or modified to the extent necessary to render it enforceable and as so severed or modified, this Agreement shall continue in full force and effect.

(h) Notices. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission, receipt confirmed, or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Company, at its executive office and (ii) if to the Investors, at the address set forth under its name in the Purchase Agreement, with a copy to its designated attorney, or at such other address as each such party furnishes by notice given in accordance with this Section 9(h), and shall be effective, when personally delivered or delivered via a nationally recognized overnight courier, upon receipt and, when so sent by certified mail, five (5) Business Days after deposit with the United States Postal Service.

(i) Governing Law. This Agreement shall be governed by the interpreted in accordance with the laws of the State of New York without reference to its conflicts of laws rules or principles. Each of the parties consents to the exclusive jurisdiction of the federal courts of the State of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. Each of the parties hereby waives a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out of or in connection with this Agreement.

(j) Consents. The person signing this Agreement on behalf of each party hereby represents and warrants that he has the necessary power, consent and authority to execute and deliver this Agreement on behalf of that party.

(k) Further Assurances. In addition to the instruments and documents to be made, executed and delivered pursuant to this Agreement, the parties hereto agree to make, execute and deliver or cause to be made, executed and delivered, to the requesting party such other instruments and to take such other actions as the requesting party may reasonably require to carry out the terms of this Agreement and the transactions contemplated hereby.

(l) Section Headings. The Section headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

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(m) Construction. Unless the context otherwise requires, when used herein, the singular shall be deemed to include the plural, the plural shall be deemed to include each of the singular, and pronouns of one or no gender shall be deemed to include the equivalent pronoun of the other or no gender.

(n) Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

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(i) IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

COMPANY:

AFTERSOFT GROUP, INC.

By: _________________________________
Name: ______________________________
Title:________________________________

INVESTORS:

[____________________________________]

By:_________________________________
Name:_______________________________
Title:________________________________

[____________________________________]

By:_________________________________
Name:_______________________________
Title:________________________________

Schedule 5(b)

The Company has not granted any other registration rights to any other person as of the date of this Agreement; however, the Company is in the process of registering approximately 71,250,000 shares of Common Stock pursuant to that certain registration statement on Form SB-2 filed on February 16, 2007 (File No. 333-140758).

Schedule 1

ANNEX A

Plan of Distribution

The Selling Stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker/dealer solicits purchasers;

•	block trades in which the broker/dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker/dealer as principal and resale by the broker/dealer for its account;

•	an exchange distribution in accordance with the Rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales;

•	broker/dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker/dealers engaged by the Selling Stockholders may arrange for other brokers/dealers to participate in sales. Broker/dealers may receive commissions from the Selling Stockholders (or, if any broker/dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions to exceed what is customary in the types of transactions involved.

The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of Selling Stockholders to include the pledgee, transferee or other successors in interest as Selling Stockholders under this prospectus.

A-1

The Selling Stockholders and any broker/dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker/dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions under the Securities Act. The Selling Stockholders have informed the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

The Company is required to pay all fees and expenses incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

A-2

EXHIBIT A

SELLING STOCKHOLDER QUESTIONNAIRE

Aftersoft Group, Inc.
c/o Gersten Savage LLP
600 Lexington Avenue - 9th Floor
New York, New York 10022

Ladies and Gentlemen:

I acknowledge that I am a holder of securities of Aftersoft Group, Inc. (the “Company”). I understand that I will be named as a selling stockholder in the prospectus that forms a part of the registration statement on Form [SB-2] (or other applicable form) that the Company will file with the Securities and Exchange Commission to register under the Securities Act of 1933, as amended, the securities I expect to sell. The Company will use the information that I provide in this Questionnaire to ensure the accuracy of the registration statement and the prospectus.

Please answer every question. If the answer to any question is “none” or “not applicable,” please so state.

1.	Name. Type or print your name exactly as it should appear in the Registration Statement.

____________________________________________________

2.	Manner of Ownership of Shares:

Individual _______ Community Property ________  Tenants in Common _______

Joint Tenants with Rights of Survivorship ________  Corporate ________

Partnership ______ Trust ________ Other ___________________________

3.	Contact Information. Provide the address, telephone number and fax number where you can be reached during business hours.

Address:  _______________________________________________________________

 _______________________________________________________________

Phone:    _______________________________________________________________

Fax:         _______________________________________________________________

4.	Relationship with the Company. Describe the nature of any position, office or other material relationship (if any) that you have had with the Company during the past three years.

_____________________________________________________________

Exhibit 1

_____________________________________________________________

5.	Organizational Structure. Please indicate or (if applicable) describe how you are organized.

(a)	Are you a natural person? (if so, please mark the box and skip to Question 5)	☐ Yes ☐ No

(b)	Are you a reporting company under the 1934 Act? (if so, please mark the box and skip to Question 5)	☐ Yes ☐ No

(c)	Are you a majority-owned subsidiary of a reporting company under the 1934 Act? (if so, please mark the box and skip to Question 5)	☐ Yes ☐ No

(d)	Are you a registered investment fund under the 1940 Act? (if so, please mark the box and skip to Question 5)	☐ Yes ☐ No

If you have answered "no" to all of the foregoing questions, please describe: (i) the exact legal description of your entity (e.g., corporation, partnership, limited liability company, etc.); (ii) whether the legal entity so described is managed by another entity and the exact legal description of such entity (repeat this step until the last entity described is managed by a person or persons, each of whom is described in any one of (a) through (d) above), (iii) the names of each person or persons having voting and investment control over the Company's securities that the entity owns (e.g., director(s), general partner(s), managing member(s), etc.).

Legal Description of Entity:________________________________________________________

Name of Entity(ies) Managing Such Entity (if any): _____________________________________

 ___________________________________________________________________

 ___________________________________________________________________

Name of Entity(ies) Managing such Entity(ies) (if any):  _________________________________

 ___________________________________________________________________

 ___________________________________________________________________

Name(s) of Natural Persons Having Voting or Investment
Control Over the Shares Held by such Entity(ies): ______________________________________

 ___________________________________________________________________

 ___________________________________________________________________

 ___________________________________________________________________

Exhibit 2

6.
Ownership of the Company’s Securities. This question covers your beneficial ownership of the Company’s securities. Please consult the Appendix A to this Questionnaire for information as to the meaning of “beneficial ownership.” State the number of shares of the Company’s common stock that you beneficially owned as of the date this Questionnaire is signed:

No. of Shares of Stock _______________

7.
Acquisition of Shares. Please describe below the manner in which you acquired your shares of Common Stock of the Company including, but not limited to, the date, the name and address of the seller(s), the purchase price and pursuant to which documents (the “Acquisition Documents”). Please forward such documents used to acquire your shares as provided below.

8.
Plan of Distribution. I have reviewed the proposed “Plan of Distribution” attached to this Registration Rights Agreement as Annex A, and agree that the statements contained therein reflect my intended method(s) of distribution or, to the extent these statements are inaccurate or incomplete, I have communicated in writing to one of the parties listed above my signature to any changes to the proposed “Plan of Distribution” that are required to make these statements accurate and complete. ☐ (Please check the box if you have made any changes to Annex A)

9.
Reliance on Responses. I acknowledge and agree that the Company and its legal counsel shall be entitled to rely on my responses in this Questionnaire in all matters pertaining to the registration statement and the sale of any shares of common stock of the Company pursuant to the registration statement.

10.
NASD. The National Association of Securities Dealers, Inc. (“NASD”) may request, in connection with their review of the Registration Statement and Prospectus under the Securities Act of 1933, as amended, that the Company inform them of the names of all persons who purchased securities from the Company, together with any affiliations with the NASD of such purchasers. In order to aid the Company in responding to such request, the undersigned furnishes the following information:

Exhibit 3

PART A: DETERMINATION OF RESTRICTED PERSON STATUS:

Please check all appropriate categories.

The undersigned is:

___	(i) a broker-dealer;

___	(ii) an officer, director, general partner, associated person[1] or employee of a broker-dealer (other than a limited business broker-dealer) [2];

___	(iii) an agent of a broker-dealer (other than a limited business broker-dealer) that is engaged in the investment banking or securities business;

___
(iv) an immediate family member[3] of a person described in (ii) or (iii) above. Under certain circumstances, if the undersigned checks this category, he/she/it may be able to participate in New Issue (as that term is defined in NASD Rule 2790 or Section 3(a)(11) of the Securities Act of 1934) investments. The Company may request additional information in order to determine the eligibility of the undersigned under this Restricted Person category;

___	(v) a finder or any person acting in a fiduciary capacity to a managing underwriter, including, but not limited to, attorneys, accountants and financial consultants;

___
(vi) a person who has authority to buy or sell securities for a bank, savings and loan institution, insurance company, investment company, investment advisor or collective investment account[4] (including a private investment vehicle such as a hedge fund or an offshore fund);

___	(vii) an immediate family member of a person described in (v) or (vi) above who materially supports[5], or receives material support from, the undersigned;

___
(viii) a person listed or required to be listed in Schedule A, B or C of a Form BD (other than with respect to a limited business broker-dealer), except persons whose listing on Schedule A, B or C is related to a person identified by an ownership code of less than 10% on Schedule A;

___
(ix) a person that (A) directly or indirectly owns 10% or more of a public reporting company listed, or required to be listed, in Schedule A of a Form BD or (B) directly or indirectly owns 25% or more of a public reporting company listed, or required to be listed in Schedule B of a Form BD, in each case (A) or (B), other than a reporting company that is listed on a national securities exchange or is traded on the Nasdaq National Market, or other than with respect to a limited business broker/dealer;

1 A person “associated with” a broker-dealer includes any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a broker-dealer, any partner, director, officer or sole proprietor of a broker-dealer.

2  A limited business broker-dealer is any broker-dealer whose authorization to engage in the securities business is limited solely to the purchase and sale of investment company/variable contracts securities and direct participation program securities.

3 The term “Immediate family” includes the investor’s: (i) parents, (ii) mother-in-law or father-in-law, (iii) husband or wife, (iv) brother or sister, (v) brother-in-law or sister-in-law, (vi) son-in-law or daughter-in-law, (vii) children, and (viii) any other person who is supported, directly or indirectly, to a material extent by an officer, director, general partner, employee, agent of a broker-dealer or person associated with a broker-dealer.

4 A “collective investment account” is any hedge fund, investment corporation, or any other collective investment vehicle that is engaged primarily in the purchase and/or sale of securities, investment clubs (groups of individuals who pool their money to invest in stock or other securities and who are collectively responsible for making investment decisions) and family investment vehicles (legal entities that are beneficially owned solely by immediate family members (as defined above)) are not considered collective investment accounts.

5 The term “material” support” means directly or indirectly providing more than 25% of a person’s income in the prior calendar year or living in the same household with a member of one’s Immediate family.

Exhibit 4

___
(x) an immediate family member of a person described in (viii) or (ix) above. Under certain circumstances, if the undersigned places a check next to this category, he/she/it may be able to participate in New Issue investments. The Company may request additional information in order to determine the eligibility of the undersigned under this Restricted Person category;

___	(xi) any entity (including a corporation, partnership, limited liability company, trust or other entity) in which any person or persons listed in (i)-(x) above has a beneficial interest[6]; or

___ None of the above categories apply and the undersigned is eligible to participate in New Issue securities.

6  The term ‘beneficial interest” means any economic interest such as the right to share in gains or losses. The receipt of a management or performance based fee for operating a collective investment account, or other fee for acting in a fiduciary capacity, is not considered a beneficial interest in the account; however, if such fee is subsequently invested into the account (as a deferred fee arrangement or otherwise), it is considered a beneficial interest in that account.

Exhibit 5

PART B: DETERMINATION OF EXEMPTED ENTITY STATUS:

The undersigned is:
___
(i) a publicly traded entity (other than a broker-dealer or an affiliate of a broker-dealer, where such broker-dealer is authorized to engage in the public offering of New Issues either as a selling group member or underwriter) that is listed on a national securities exchange or traded on the Nasdaq National Market or is a foreign issuer whose securities meet the quantitative designation criteria for listing on a national securities exchange or trading on the Nasdaq National Market;

___	(ii) an investment company registered under the Investment Company Act of 1940, as amended;

___
(iii) a corporation, partnership, limited liability company, trust or any other entity (including a private investment vehicle such as a hedge fund or an offshore fund, or a broker-dealer organized as an investment partnership) and

(A) the beneficial interests of Restricted Persons do not exceed in the aggregate 10% of such entity; or

(B) such entity limits participation by Restricted Persons to not more than 10% of the profits and losses of New Issues;

___	(iv) an investment company organized under the laws of a foreign jurisdiction and

(A) the investment company is listed on a foreign exchange or authorized for sale to the public by a foreign regulatory authority; and

(B) no person owning more than 5% of the shares of the investment company is a Restricted Person;

___
(v) (A) an employee benefits plan under the U.S. Employee Retirement Income Security Act of 1974, as amended, that is qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and such plan is not sponsored solely by a broker-dealer, (B) a state or municipal government benefits plan that is subject to state and/or municipal regulation or (C) a church plan under Section 414(e) of the Code;

___	(vi) a tax exempt charitable organization under Section 501(c)(3) of the Code;

___	(vii) a common trust fund or similar fund as described in Section 3(a)(12)(A)(iii) of the Securities Exchange Act of 1934, as amended, and the Company

(A) has investments from 1,000 or more accounts, and

(B) does not limit beneficial interests in the Company principally to trust accounts of Restricted Persons; or

___	(viii) an insurance company general, separate or investment account, and

(A) the account is funded by premiums from 1,000 or more policyholders, or, if a general account, the insurance company has 1,000 or more policyholders, and

(B) the insurance company does not limit the policyholders whose premiums are used to fund the account principally to Restricted Persons, or, if a general account, the insurance company does not limit its policyholders principally to Restricted Persons.

Exhibit 6

Please acknowledge that your answers to the foregoing questions are true and correct to the best of your information and belief by signing and dating this Questionnaire where indicated below. Please return the completed executed questionnaire via fax to Simon Chadwick, c/o Gersten Savage LLP 212-980-5192 as soon as possible.

If at any time you discover that your answer to any question was inaccurate, or if any event occurring after your completion hereof would require a change in your answer to any questions, please immediately contact Simon Chadwick c/o Gersten Savage LLP at 212-752-9700.

Date:	, 2007
(Print name of selling stockholder)

By:
(Signature)

Name:
(Print name)

Title:

Exhibit 7

APPENDIX A

1.	Definition of “Beneficial Ownership”

(a)	A “Beneficial Owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

(1)	Voting power which includes the power to vote, or to direct the voting of, such security; and/or

(2)	Investment power which includes the power to dispose, or direct the disposition of, such security.

Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.

(b)
Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.

(c)
Notwithstanding the provisions of paragraph (a), a person is deemed to be the “beneficial owner” of a security, if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (A) through the exercise of any option, warrant or right; (B) through the conversion of a security; (C) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (D) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in paragraphs (A), (B) or (C) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

Exhibit 8